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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2004

VASO ACTIVE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation No.)	001-31925 (Commission File No.)	02-0670926 (IRS Employer Identification No.)

99 Rosewood Drive, Suite 260, Danvers, Massachusetts 01923
(Address of principal executive offices including zip code)

(978) 750-1991
(Registrant's telephone number, including area code)

TABLE OF CONTENTS

ITEM 5. OTHER EVENTS	3
ITEM 7. EXHIBITS	3
SIGNATURE	3
EXHIBIT 99.1—PRESS RELEASE ISSUED APRIL 16, 2004.

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ITEM 5. OTHER EVENTS

        On April 16, 2004, Vaso Active Pharmaceuticals, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1.

ITEM 7. EXHIBITS

(c)   Exhibits.

Exhibit 99.1—Press Release issued April 16, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VASO ACTIVE PHARMACEUTICALS, INC.
	By:	/s/ JOHN J. MASIZ Name: John J. Masiz Title: President, CEO
Date: April 19, 2004

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TABLE OF CONTENTS
  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURE